Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor

                                       ------------------- -------------------
    Beginning Principal Receivables    $4,075,830,092.03   $3,510,000,000.00
     Current Floating Allocation Pct.        53.72951994%        46.27048006%

    Total Adj. Principal Collections   $1,689,609,630.13   $1,455,048,338.08
    Principal Default Amounts                      $0.00               $0.00

     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $4,215,492,637.68   $3,510,000,000.00

     New Floating Allocation Pct.            54.56600421%        45.43399579%
   Interest Collections                FCARC               Investor

                                       ------------------- -------------------
    Total Interest Collections            $34,690,642.25      $29,874,688.48
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No

                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days

    2.  Breach of any  representation  or warranty made                     x
        in the PSA and uncured for 60 days

    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford

    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940

    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA

    6.  Available  Subordinated  Amount  has  been  reduced                 x
        to less  than the Required Subordinated Amount

    7.  Servicer  Default has occurred                                      x

    8.  Average monthly payment rate for past three                         x
        periods is less than 20%

    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods

   10.  Interest rate swap is terminated in accordance                      x
        with its terms

   11.  Outstanding  principal amount of the certificates                   x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total

                                                           -------------------
    Beginning Principal Receivables                        $7,585,830,092.03
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $3,144,657,968.21
     Payment Rate                                                      41.45%
     Principal Collections                                 $2,894,910,986.92
     Principal Collection Adjustments                        $249,357,108.50
     Principal Collections for Status Dealer Accounts            $389,872.79

    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%

    Aggregate New Principal Receivables                    $3,284,320,513.86
    Ending Principal Receivables                           $7,725,492,637.68

     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total

                                                           -------------------
    Total Interest Collections                                $64,565,330.73
     Interest Collections                                     $64,473,321.04
     Interest Collections for Status Dealer Accounts              $56,874.69
     Recoveries on Receivables Written Off                        $35,135.00
    Monthly Yield                                                      10.21%
    Used Vehicle Principal Receivables Balance               $132,319,875.50

                                                                           1.71%

   Status Dealer Accounts                                  Trust Total

                                                           -------------------
    Beginning Balance                                            $601,450.95
     Principal Collections                                       $389,872.79
     Principal Write Offs                                              $0.00
     Interest Collections                                         $56,874.69
    Ending Balance                                               $211,578.16
   Subordination and Participation                         Trust Total

                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
    Current Participation Amount                           $4,215,492,637.68
     Current Participation Percentage                                 794.78%

    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $1,724,300,272.38
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,724,300,272.38

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1

                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      13.18247295%

    Total Adjusted Principal collections                     $414,543,686.06
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,511,307.26

   Source and Use of Funds                                 1995-1

                                                           -------------------
     Investor Interest Funding Account Balance                 $8,511,307.26
     Investment and Net Swap Proceeds                          $4,390,625.02
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $16,401,932.28

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month              $3,494,791.68
    Current Interest Paid                                      $8,911,458.35
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,157,140.60

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1

                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $32,500,000.02
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $32,500,000.02
    Interest Payment Amount Paid                              $32,500,000.02
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------

    Total Amount Distributed                                    $32.50000002
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $32.50000002

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1

                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      10.54597836%

    Total Adjusted Principal collections                     $331,634,948.85
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,809,045.81

   Source and Use of Funds                                 1996-1

                                                           -------------------
     Investor Interest Funding Account Balance                 $6,809,045.81
     Investment and Net Swap Proceeds                            $258,333.34
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,867,379.15

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $208,333.34
    Current Interest Paid                                      $3,875,000.01
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,525,712.47

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1

                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $22,000,000.02
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $22,000,000.02
    Interest Payment Amount Paid                              $22,000,000.02
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------

    Total Amount Distributed                                    $27.50000003
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $27.50000003

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2

                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      12.65517403%

    Total Adjusted Principal collections                     $397,961,938.62
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,170,854.97

   Source and Use of Funds                                 1996-2

                                                           -------------------
     Investor Interest Funding Account Balance                 $8,170,854.97
     Investment and Net Swap Proceeds                            $899,333.33
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $12,430,188.30

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 6.2000%
     Days in Interest Period                                              28
    Current Interest Due                                       $4,629,333.33
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $610,000.00
    Current Interest Paid                                      $5,239,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,030,854.97

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2

                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $15,210,666.66
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $15,210,666.66
    Interest Payment Amount Paid                              $15,210,666.66
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------

    Total Amount Distributed                                    $15.84444444
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $15.84444444

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1

                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                       9.88685471%

    Total Adjusted Principal collections                     $310,907,764.55
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,383,480.44

   Source and Use of Funds                                 1997-1

                                                           -------------------
     Investor Interest Funding Account Balance                 $6,383,480.44
     Investment and Net Swap Proceeds                                  $0.00
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,008,480.44

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 6.1300%
     Days in Interest Period                                              28
    Current Interest Due                                       $3,575,833.33
    Net Trust Swap Receipts not req. to be paid                  $185,208.33
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,390,625.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,367,855.44

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    02/02/00 08:40 am
  Investor Reporting System  v2.7     Monthly Statement         01/00 Activity

  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1

                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,390,625.00
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $185,208.33
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------

    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000